Exhibit 10.27

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of February 18, 2014, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 and NANOSPHERE, INC., a Delaware corporation with offices located at 4088 Commercial Avenue, Northbrook, IL 60062 (“Borrower”).

RECITALS

A. Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of May 6, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Collateral Agent and Lenders (i) extend a draw period and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Collateral Agent and Lenders have agreed to modify such consent and to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.2 (Term Loans). Section 2.2(a)(ii) of the Loan Agreement hereby is amended and restated as follows:

“(ii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower in an aggregate amount of Ten Million Dollars ($10,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”; each Term A Loan or Term B Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans and the Term B Loans are hereinafter referred to collectively as the “Term Loans”); provided that on and as of the Funding Date of such Term B Loans Borrower has achieved the Revenue Event. After repayment, no Term B Loan may be re-borrowed.”

2.2 Section 2.2 (Term Loans). A new paragraph hereby is added to Section 2.2(b) of the Loan Agreement as follows:

“Notwithstanding the foregoing, if the Amortization Date is extended beyond June 1, 2014, pursuant to the terms of this Agreement (based on a Funding Date of the Term B Loans after June 1, 2014), then (i) the amount outstanding under the Term A Loans on the Funding Date of the Term B Loans shall be interest only beginning on the Funding Date of the Term B Loans through such extended Amortization Date; and (ii) the aggregate amount outstanding under the Term Loans on such extended Amortization Date shall amortize on such extended Amortization Date based upon a repayment schedule equal to thirty six (36) months.”

2.3 Section 6.10 of the Loan Agreement hereby is amended and restated as follows:

“Section 6.10 Financial Covenant. On and after the Funding Date of the Term B Loans, Borrower shall maintain at all times, measured monthly, the Liquidity Reserve in an amount equal to or greater than the Adjusted Average Monthly Cash Burn Amount at any time. Borrower shall certify its compliance with this Section 6.10 in a writing signed by a Responsible Officer on the Funding Date and on each Compliance Certificate from and after the Funding Date of the Term B Loans.”

2.4 The following definitions hereby are added to or amended and restated in Section 13.1 of the Loan Agreement as follows:

“Adjusted Average Monthly Cash Burn Amount” means, as of any date, the amount that is equal to six (6) times Borrower’s Average Monthly Cash Burn Amount as of such date.

“Amortization Date” is, (i) with respect to the Term A Loans, June 1, 2014; provided that upon the draw of the Term B Loans, “Amortization Date” with respect to the Term A Loans shall be the thirteenth (13th) Payment Date following the Funding Date of the Term B Loans; and (ii) with respect to the Term B Loans, the thirteenth (13th) Payment Date following the Funding Date of the Term B Loans.

“Average Monthly Cash Burn Amount” means, with respect to Borrower on a three (3) month rolling basis, an amount equal to one-third (1/3) of the aggregate amount of the Borrower’s net income and/or net loss during such three (3) month period, in each case excluding (i) depreciation, (ii) amortization and (iii) non-cash interest expense; provided, however, that if Borrower has aggregate net income over such three (3) month period, then the Average Monthly Cash Burn Amount shall be zero.

“Final Payment Percentage” shall be two percent (2%); provided that upon the draw of the Term B Loans, the “Final Payment Percentage” shall be four percent (4%).

“Liquidity Reserve” means, as of any date, after giving effect to Borrower’s receipt of the proceeds of the Term B Loans on the Funding Date, the sum of (a) Borrower’s unrestricted cash and cash equivalents (including, without limitation, the proceeds of the Term B Loans) that are subject to a first priority perfected lien in favor of the Collateral Agent, for the benefit of itself and the Lenders, subject only to Permitted Liens that are permitted by the terms of this Agreement to have priority over Collateral Agent’s Lien, plus (b) the aggregate amount of the then outstanding maximum commitments of investors to acquire shares of capital stock of the Borrower as of such date pursuant to any binding equity commitments of investors to acquire shares of the capital stock of the Company, in form and substance reasonably satisfactory to Collateral Agent and Lenders, provided that the share price of the Borrower’s common stock is at least $1.25 per share as of the close of trading on the NASDAQ Global Market on such date (or if the NASDAQ Global Market is not open for trading on such date, then the immediately preceding date on which the stock exchange was open for trading).

“Revenue Event” means Borrower’s receipt of revenue of at least Thirteen Million Eight Hundred Thousand Dollars ($13,800,000.00) on a trailing twelve (12) month basis.

“Second Draw Period End Date” means September 30, 2014.

2.5 The following definition hereby is deleted from Section 13.1 of the Loan Agreement:

“Interest Only Extension”.

2.6 Exhibit C of the Loan Agreement hereby is replaced by Exhibit C attached hereto.

3. Limitation of Amendment.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4.8 The resolutions that were duly and validly adopted by Borrower’s Board of Directors pursuant to that certain Corporate Borrowing Certificate dated as of the Effective Date remain in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto and (ii) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

NANOSPHERE, INC.

By:	/s/ Roger Moody
Name: Roger Moody
Title: Chief Financial Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By	/s/ Timothy A. Lex
Name: Timothy A. Lex
Title: Chief Operating Officer

LENDER:

SILICON VALLEY BANK

By	/s/ Nicholas Honigman
Name: Nicholas Honigman
Title: Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender SILICON VALLEY BANK, as Lender

FROM:	NANOSPHERE, INC.

The undersigned authorized officer (“Officer”) of NANOSPHERE, INC. (“Borrower”), hereby certifies in his sole capacity as Officer, and not in any individual capacity, that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below;

(b) There are no Events of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, in his sole capacity as Officer, and not in any individual capacity, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Consolidated and consolidating balance sheet, income statement and cash flow statement	Monthly within 30 days		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 120 days after FYE or within 5 days of filing with the SEC		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 10 days of FYE), and when revised		Yes	No	N/A

4)	A/R & A/P agings	If applicable		Yes	No	N/A

5)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing		Yes	No	N/A

6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A

7)	IP Report	When required		Yes	No	N/A

8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A

9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A

Financial Covenants (on and after Term B Loan Funding)

	Covenant	Requirement	Actual	Complies
1)	Liquidity Reserve	At least the Adjusted Average		Yes	No
Monthly Cash Burn Amount

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

Institution Name	Account Number	New	Account?	Account Control Agreement in place?

1)		Yes	No	Yes	No

2)		Yes	No	Yes	No

3)		Yes	No	Yes	No

4)		Yes	No	Yes	No

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No

4)	Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

NANOSPHERE, INC.

By:
Name:
Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No